January 29, 2000                                                    Confidential

--------------------------------------------------------------------------------

Project Octopus

Presentation to the Board of Directors of Thermo Instrument Systems


JPMorgan                                                        THE BEACON GROUP

This presentation was prepared exclusively for the benefit and internal use of Thermo Instrument Systems ("Thermo Instrument") in order to indicate, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by J.P. Morgan and/or The Beacon Group Capital Services, LLC ("The Beacon Group"). Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of J.P. Morgan and/or The Beacon Group.

The information in this presentation is based upon management forecasts and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of Thermo Instrument or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of Thermo Instrument.


    JPMorgan
THE BEACON GROUP

By spinning in publicly-traded subsidiaries, Thermo Instrument reaps significant benefits
--------------------------------------------------------------------------------

----------------        o     Allows Thermo Instrument to develop a holistic
Strategic                     strategy for the entire instruments business
----------------              (e.g., growth, profitability, role of
                              acquisitions)

                        o Enables coordination of market presence across products, customers, industries in a way that maximizes value for Thermo Instrument

                        o Shelters individual business units from public market visibility and demands

----------------        o     Makes it possible to combine businesses in
Operational                   overlapping markets (e.g., ThermoQuest and
----------------              BioAnalysis) to mutual advantage

                        o Enhances cooperation across businesses (e.g., joint sales, shared R&D)

                        o     Allows rationalization (e.g., combined
                              service/support network)

                        o Makes it easier to redeploy assets (e.g., skilled people, capital) to best use

----------------        o     Enables consistent metrics and performance
Organizational                management
----------------
                        o     Begins to develop a "shared culture" at Thermo
                              Instrument

                        o     Structurally ensures cooperation

                        o Provides a wider breadth of career paths for top performers


    JPMorgan
THE BEACON GROUP                                                              3

Spin-in analysis summary
--------------------------------------------------------------------------------

                                                                                                   Implied
                       Price                                  Proposed spin-in                   valuation(3)
                -------------------   52-week range                 range                     ------------------ Public(4) Public(3)
                            2 weeks  ---------------   30-day ----------------  Mid-point(2)  1999 FV/  2000 FV/  minority   spin-in
Company         Current(1)    prior     Low     High  average     Low     High       premium    EBITDA    EBITDA    shares      cost
------------------------------------------------------------------------------------------------------------------------------------



            [Summary Information for Thermo Optek, ThermoQuest, Thermo
             BioAnalysis and Metrika Systems appears here.]



Onix Systems          7.81     6.50    4.50     9.00     6.65    8.00     9.00           31%      8.7x      6.1x       2.5        22


------------------------------------------------------------------------------------------------------------------------------------

(1) As of 1/25/00
(2) Calculated versus price 2 weeks prior
(3) Based on midpoint of proposed spin-in range
(4) Does not include impact of options


    JPMorgan
THE BEACON GROUP                                                              4

Summary valuation - ONIX Systems
--------------------------------------------------------------------------------

$ per share and implied 1999 EBITDA multiple
Preliminary

                           Two-weeks prior   Current
                                     $6.50   $7.81

                                               ---------
Discounted cash flow(1)                  $7.50 7.3x 8.4x $8.25
                                               ---------

                                                ----------
Precedent transactions(2)                 $7.75 7.6x 10.2x $9.50
                                                ----------

                                                ----------
Trading multiples                         $8.50 8.7x 10.2x $9.50
                                                ----------

                                  ----------------------
52-week high/low            $4.50 2.9x              9.5x $9.00
                                  ----------------------

                        --------------------------------------------------------
                        $3.00   $5.00   $7.00   $9.00   $11.00   $13.00   $15.00

                                        Equity value per share

(1)   Assumes WACC of 11.0%-12.0% and terminal value growth of 1.0%-2.0%
(2) Reflects change-of-control transactions where, on average, higher premiums are paid relative to the purchase of minority stakes. According to J.P. Morgan's M&A Research group, change-of-control transactions have a median premium of 33% versus 23% for minority buy-outs since 1988

Note: Valuation is preliminary and is based on management forecasts; prices as of January 25, 2000


    JPMorgan
THE BEACON GROUP                                                              5

Pro forma income statement impact
--------------------------------------------------------------------------------

Pro forma for year ended December 31, 2000 (highly preliminary) $ millions, unless indicated otherwise

$ diluted EPS

[The following information was depicted as a bar chart in the printed material.]


                                                         [EPS data appears here.]

                                  (0.004)   (0.000)       (0.001)    0.008     0.006    (0.007)   (0.001)
                  -------------------------------------------------------------------------------------------------------
                  "Old" Thermo    Thermo    Thermo        Thermo    Metrika    ONIX     Thermo    Thermo     "New" Thermo
                   Instrument      Optek     Quest     BioAnalysis  Systems   Systems   Spectra   Vision      Instrument
Purchase price                       $51       $83          $189       $19       $24       $44       $12          $422

[EPS data appears here.]



    JPMorgan
THE BEACON GROUP                                                              6

Pro forma balance sheet impact
--------------------------------------------------------------------------------

Pro forma as of December 31, 1999 (preliminary)
$ billions

                     "Old" Thermo Instrument  Spin-ins   "New" Thermo Instrument
--------------------------------------------------------------------------------
Cash                                    $0.4     ($0.4)                     $0.0

Net op. assets                           1.9       0.2                       2.1
                     -----------------------------------------------------------
Total net assets                        $2.3     ($0.2)                     $2.1


Debt                                    $1.0      $0.0                      $1.1

Minority interest                        0.2      (0.2)                      0.0

Shareholders equity                      1.0       0.0                       1.0
                     -----------------------------------------------------------
Total capitalization                    $2.3     ($0.2)                     $2.1


Net debt/(cash)(1)                      $0.9                                $1.1
--------------------------------------------------------------------------------

(1) Includes minority interest
Note: Numbers may not tie due to rounding


    JPMorgan
THE BEACON GROUP                                                              7

U.S. minority buy-out premia
--------------------------------------------------------------------------------

Premia(1) paid in U.S. minority buy-outs since 1988(2)

[The following information was depicted as a bar chart in the printed material.]

All transactions

Premia paid (%)        % of transactions
---------------        -----------------

LESS THAN 0%                   4%
 0% LESS THAN 10%              8%
10% LESS THAN 20%             30%
20% LESS THAN 30%             25%
30% LESS THAN 40%              5%
40% LESS THAN 50%             11%
50% LESS THAN 60%              7%
60% LESS THAN 70%              4%
GREATER THAN 70%               7%

Source: J.P. Morgan M&A Analysis Group, SDC
(1) Premia based on stock price one week prior to announcement
(2) Analysis of 101 U.S. minority buy-outs

Comments

o     Median premium of 23%, average premium of 30%

o     55% of premia paid in 10%-30% range

o     Transactions consisted of:
      -   25% stock
      -   71% cash
      -   4% combined cash-stock consideration

o     Deal sizes between $50MM and $4.8BN


    JPMorgan
THE BEACON GROUP                                                              8

Premia in cash vs. stock transactions
--------------------------------------------------------------------------------

Premia(1)paid in U.S. minority squeeze-outs since 1988(2)

[The following information was depicted as a bar chart in the printed material.]

Cash transactions

Premia paid (%)        % of transactions
---------------        -----------------

LESS THAN 0%                   1%
0% LESS THAN 10%               6%
10% LESS THAN 20%             28%
20% LESS THAN 30%             26%
30% LESS THAN 40%              7%
40% LESS THAN 50%             11%
50% LESS THAN 60%              7%
60% LESS THAN 70%              6%
GREATER THAN 70%               8%

[The following information was depicted as a bar chart in the printed material.]

Stock transactions

Premia paid (%)        % of transactions
---------------        -----------------

LESS THAN 0%                  12%
0% LESS THAN 10%              16%
10% LESS THAN 20%             36%
20% LESS THAN 30%             16%
30% LESS THAN 40%              0%
40% LESS THAN 50%             12%
50% LESS THAN 60%              4%
60% LESS THAN 70%              0%
GREATER THAN 70%               4%

Source: J.P. Morgan M&A Analysis Group, SDC
(1) Premia based on stock price one week prior to announcement
(2) Analysis of 101 U.S. minority squeeze-outs


    JPMorgan
THE BEACON GROUP                                                              9

Premia analysis by size and free-float
--------------------------------------------------------------------------------

Premia(1) paid in minority buy-outs since 1988(2)

Buy-outs by size
$MM

             [The following information was depicted as a line chart
                            in the printed material.]

                                         Premia paid (%)
                                -------------------------------
                                 Low         Median        High         % of
                                                                    transactions

  > 1,000                        20%           23%         124%           6%

500-1,000                       (67%)          21%          37%           7%

  250-500                        (5%)          39%         227%          22%

  100-250                         1%           20%         113%          32%

    0-100                       (20%)          22%          90%          34%

Buy-outs by free float
% free float

             [The following information was depicted as a line chart
                            in the printed material.]

                                         Premia paid (%)
                                -------------------------------
                                 Low         Median        High         % of
                                                                    transactions

40%-50%                         (67%)          23%         227%          23%

30%-40%                          12%           23%          79%          23%

20%-30%                           2%           23%          90%          18%

10%-20%                         (12%)          22%          68%          31%

 0%-10%                         (20%)          18%          39%           5%

Source: J.P. Morgan M&A Analysis Group, SDC
(1) Premia based on stock price one week prior to announcement
(2) Analysis of 101 U.S. minority buy-outs


    JPMorgan
THE BEACON GROUP                                                              10

ONIX Systems - Share price performance
--------------------------------------------------------------------------------

Since IPO

-------------------------------------------
Summary statistics
-------------------------------------------
Current price (1/25/00)               $7.81
1-month average                       $6.65
6-month average                       $5.91
1 year average                        $6.06
Average since IPO (3/25/98)           $7.86
-------------------------------------------

             [The following information was depicted as a line chart
                            in the printed material.]

                                              Volume (000s)     Share Price
                                              -------------     -----------
3/25/1998                                         770              $14.69
3/26/1998                                         354              $14.50
3/27/1998                                         362.9            $14.50
3/30/1998                                         354.1            $14.50
3/31/1998                                          57              $14.50
4/1/1998                                           48.6            $14.50
4/2/1998                                           31.4            $14.50
4/3/1998                                           73.3            $14.56
4/6/1998                                           70.5            $14.13
4/7/1998                                           70.8            $13.81
4/8/1998                                           14.2            $14.00
4/9/1998                                            9.2            $14.50
4/13/1998                                          15.3            $14.50
4/14/1998                                           7.7            $14.44
4/15/1998                                          56.2            $14.25
4/16/1998                                           6              $14.25
4/17/1998                                           6.7            $14.50
4/20/1998                                          30.2            $14.88
4/21/1998                                          82.3            $15.75
4/22/1998                                          23.9            $15.00
4/23/1998                                          12              $15.00
4/24/1998                                           6              $14.75
4/27/1998                                          12.1            $14.63
4/28/1998                                         115.3            $14.63
4/29/1998                                           4.9            $14.50
4/30/1998                                          16.1            $14.38
5/1/1998                                            1.4            $14.25
5/4/1998                                            7.1            $14.75
5/5/1998                                           16.5            $14.75
5/6/1998                                           14.3            $14.63
5/7/1998                                            1.7            $14.63
5/8/1998                                            4              $14.63
5/11/1998                                           1.3            $14.50
5/12/1998                                           7.3            $14.50
5/13/1998                                           8.1            $14.81
5/14/1998                                           9              $14.63
5/15/1998                                           5.3            $14.19
5/18/1998                                           1.6            $13.94
5/19/1998                                           9.6            $13.88
5/20/1998                                           6.2            $14.00
5/21/1998                                           1              $14.13
5/22/1998                                           4.6            $14.38
5/26/1998                                          26.7            $14.38
5/27/1998                                           4.8            $14.00
5/28/1998                                          11.2            $13.75
5/29/1998                                           0.6            $13.63
6/1/1998                                           43.6            $13.25
6/2/1998                                           13.6            $13.31
6/3/1998                                           27              $13.13
6/4/1998                                            1.8            $13.25
6/5/1998                                            2.2            $13.00
6/8/1998                                            1.8            $12.94
6/9/1998                                            0.8            $13.00
6/10/1998                                           2.1            $13.00
6/11/1998                                           5.7            $12.88
6/12/1998                                           0.4            $13.00
6/15/1998                                           4              $12.88
6/16/1998                                          11.6            $12.50
6/17/1998                                          12.5            $12.44
6/18/1998                                           0.4            $12.44
6/19/1998                                           7.9            $12.38
6/22/1998                                           0.8            $12.50
6/23/1998                                           0.5            $12.50
6/24/1998                                          25.6            $12.75
6/25/1998                                           3.9            $12.56
6/26/1998                                          #N/A            $12.69
6/29/1998                                          10.9            $12.50
6/30/1998                                           9.9            $12.88
7/1/1998                                            2.2            $12.75
7/2/1998                                            2.4            $12.63
7/6/1998                                            2.1            $12.38
7/7/1998                                            2.1            $12.25
7/8/1998                                           11.2            $12.13
7/9/1998                                            0.3            $12.00
7/10/1998                                           0.5            $11.88
7/13/1998                                          #N/A            $11.88
7/14/1998                                           3.2            $12.00
7/15/1998                                          #N/A            $11.88
7/16/1998                                           1.2            $11.63
7/17/1998                                          22              $11.88
7/20/1998                                           0.9            $11.63
7/21/1998                                          11.5            $11.56
7/22/1998                                           6.7            $11.63
7/23/1998                                           9              $11.38
7/24/1998                                          16.2            $12.00
7/27/1998                                           2              $12.13
7/28/1998                                          #N/A            $12.06
7/29/1998                                           0.2            $12.00
7/30/1998                                           0.5            $12.00
7/31/1998                                          #N/A            $12.06
8/3/1998                                            3.3            $11.88
8/4/1998                                           11.5            $11.75
8/5/1998                                            2.2            $11.88
8/6/1998                                            4.1            $11.81
8/7/1998                                            0.6            $11.75
8/10/1998                                          #N/A            $11.69
8/11/1998                                           2.3            $11.13
8/12/1998                                           9.4            $10.38
8/13/1998                                          20.4            $10.38
8/14/1998                                           8.2             $9.75
8/17/1998                                           0.5            $10.13
8/18/1998                                           0.2            $10.06
8/19/1998                                           6.7             $9.88
8/20/1998                                           0.5             $9.75
8/21/1998                                          #N/A             $9.75
8/24/1998                                           2.5             $9.50
8/25/1998                                           0.1             $9.38
8/26/1998                                           8.9             $8.50
8/27/1998                                           2               $8.50
8/28/1998                                          18.1             $8.00
8/31/1998                                           5.7             $7.75
9/1/1998                                           12.6             $7.50
9/2/1998                                            0.9             $7.25
9/3/1998                                            1.1             $7.00
9/4/1998                                            0.8             $6.75
9/8/1998                                           13.4             $6.50
9/9/1998                                            0.8             $6.38
9/10/1998                                           0.6             $6.25
9/11/1998                                         255.6             $6.88
9/14/1998                                          21.3             $7.88
9/15/1998                                          49.2             $8.50
9/16/1998                                           0.7             $8.63
9/17/1998                                          #N/A             $8.44
9/18/1998                                           1.6             $8.69
9/21/1998                                           1.4             $8.75
9/22/1998                                           0.4             $8.75
9/23/1998                                          10.5             $9.00
9/24/1998                                           4.2             $9.13
9/25/1998                                           1               $9.06
9/28/1998                                          57               $9.00
9/29/1998                                           0.2             $8.88
9/30/1998                                         493.6             $8.75
10/1/1998                                           6.3             $8.75
10/2/1998                                          98.7             $8.19
10/5/1998                                         214.6             $7.94
10/6/1998                                           8.2             $7.94
10/7/1998                                         232.1             $7.38
10/8/1998                                         184.6             $7.38
10/9/1998                                           7.6             $6.63
10/12/1998                                        110               $6.50
10/13/1998                                          0.7             $6.75
10/14/1998                                        143.9             $6.50
10/15/1998                                         41.1             $6.50
10/16/1998                                         #N/A             $6.44
10/19/1998                                          0.3             $6.38
10/20/1998                                          1.9             $6.63
10/21/1998                                         #N/A             $6.56
10/22/1998                                         44.5             $6.13
10/23/1998                                          8               $6.25
10/26/1998                                          0.2             $6.38
10/27/1998                                        157               $6.13
10/28/1998                                          6.1             $6.13
10/29/1998                                        212.2             $5.88
10/30/1998                                          5.4             $6.25
11/2/1998                                          10.4             $7.25
11/3/1998                                          13.4             $7.50
11/4/1998                                           2.3             $7.50
11/5/1998                                           0.6             $7.44
11/6/1998                                           5.1             $7.50
11/9/1998                                           0.2             $7.38
11/10/1998                                          3.7             $7.00
11/11/1998                                        255.6             $7.00
11/12/1998                                          8.6             $6.56
11/13/1998                                          0.2             $6.75
11/16/1998                                          5.1             $7.00
11/17/1998                                          3.7             $6.88
11/18/1998                                          4.5             $6.63
11/19/1998                                          3               $6.75
11/20/1998                                          8.5             $6.50
11/23/1998                                         17.6             $6.50
11/24/1998                                          0.9             $6.25
11/25/1998                                          0.6             $6.25
11/27/1998                                          0.1             $6.25
11/30/1998                                         11.1             $5.25
12/1/1998                                          60.7             $5.88
12/2/1998                                           5.5             $5.50
12/3/1998                                          19.5             $5.50
12/4/1998                                           3.7             $5.81
12/7/1998                                          10               $5.50
12/8/1998                                           2.9             $5.88
12/9/1998                                          20.4             $5.88
12/10/1998                                          1.6             $5.81
12/11/1998                                          1.8             $6.00
12/14/1998                                          4.6             $5.88
12/15/1998                                          0.2             $5.88
12/16/1998                                          1.4             $5.88
12/17/1998                                          4.2             $6.25
12/18/1998                                         12.3             $6.25
12/21/1998                                          4               $6.25
12/22/1998                                          3.6             $6.13
12/23/1998                                         17.9             $6.13
12/24/1998                                         #N/A             $6.19
12/28/1998                                          1               $6.13
12/29/1998                                          5               $6.25
12/30/1998                                         16.8             $6.19
12/31/1998                                          2.7             $6.38
1/4/1999                                            8.2             $6.63
1/5/1999                                            0.1             $6.63
1/6/1999                                            9.3             $6.88
1/7/1999                                          138.3             $6.88
1/8/1999                                            3.8             $7.31
1/11/1999                                           5               $7.25
1/12/1999                                         118.8             $7.00
1/13/1999                                          24.2             $6.63
1/14/1999                                           3               $7.13
1/15/1999                                           2               $7.13
1/19/1999                                          14.5             $6.88
1/20/1999                                           1.5             $7.00
1/21/1999                                           3.1             $7.38
1/22/1999                                           1               $7.50
1/25/1999                                           4.3             $7.25
1/26/1999                                           3.8             $7.13
1/27/1999                                          #N/A             $7.00
1/28/1999                                          20.1             $7.00
1/29/1999                                           0.7             $7.00
2/1/1999                                           #N/A             $6.94
2/2/1999                                           #N/A             $7.06
2/3/1999                                            1.3             $7.06
2/4/1999                                            0.6             $7.00
2/5/1999                                            1.8             $7.13
2/8/1999                                            1.1             $6.88
2/9/1999                                           #N/A             $6.88
2/10/1999                                          #N/A             $6.94
2/11/1999                                          #N/A             $6.94
2/12/1999                                           1.9             $6.94
2/16/1999                                           1               $6.88
2/17/1999                                           2.7             $6.63
2/18/1999                                           2.2             $6.69
2/19/1999                                          #N/A             $6.63
2/22/1999                                          18.7             $6.88
2/23/1999                                           0.1             $6.75
2/24/1999                                          #N/A             $6.81
2/25/1999                                           1               $6.88
2/26/1999                                           0.6             $6.88
3/1/1999                                            5.7             $6.88
3/2/1999                                            5.4             $6.75
3/3/1999                                            0.5             $6.63
3/4/1999                                            1               $6.63
3/5/1999                                            0.5             $6.50
3/8/1999                                            0.2             $6.44
3/9/1999                                            0.7             $6.31
3/10/1999                                           3.5             $6.13
3/11/1999                                           8.8             $6.13
3/12/1999                                           0.2             $6.00
3/15/1999                                           1               $6.13
3/16/1999                                           1.3             $5.75
3/17/1999                                           2.7             $5.88
3/18/1999                                           5.6             $5.63
3/19/1999                                          #N/A             $5.50
3/22/1999                                           6.8             $6.00
3/23/1999                                           3.2             $6.50
3/24/1999                                           3               $6.00
3/25/1999                                           1               $5.88
3/26/1999                                           1               $5.63
3/29/1999                                          11.4             $5.50
3/30/1999                                           5.7             $5.50
3/31/1999                                           1.6             $5.38
4/1/1999                                            2.4             $5.44
4/5/1999                                            0.6             $5.38
4/6/1999                                            5.9             $5.25
4/7/1999                                           #N/A             $5.38
4/8/1999                                            0.4             $5.38
4/9/1999                                           14.7             $6.13
4/12/1999                                           8.3             $5.94
4/13/1999                                           0.1             $6.00
4/14/1999                                           0.5             $5.63
4/15/1999                                          10.4             $5.88
4/16/1999                                           5.6             $5.88
4/19/1999                                           0.8             $5.75
4/20/1999                                          #N/A             $5.81
4/21/1999                                          #N/A             $5.81
4/22/1999                                          #N/A             $5.81
4/23/1999                                          #N/A             $5.81
4/26/1999                                           0.2             $5.63
4/27/1999                                          #N/A             $5.56
4/28/1999                                           3               $5.38
4/29/1999                                          19.2             $5.13
4/30/1999                                           2.6             $5.50
5/3/1999                                            0.5             $5.50
5/4/1999                                            0.5             $5.75
5/5/1999                                            0.2             $5.75
5/6/1999                                           #N/A             $5.88
5/7/1999                                            8.2             $6.13
5/10/1999                                           1               $6.00
5/11/1999                                           4.2             $6.00
5/12/1999                                          27               $6.50
5/13/1999                                           7.5             $6.25
5/14/1999                                           4.3             $6.19
5/17/1999                                           0.2             $6.13
5/18/1999                                           2               $6.19
5/19/1999                                           0.5             $5.94
5/20/1999                                          15               $6.00
5/21/1999                                          31.5             $6.50
5/24/1999                                          19.9             $6.50
5/25/1999                                          17.5             $6.63
5/26/1999                                          29.5             $7.13
5/27/1999                                           1.2             $6.88
5/28/1999                                           1.1             $7.00
6/1/1999                                           11               $6.75
6/2/1999                                            1               $7.00
6/3/1999                                           #N/A             $6.94
6/4/1999                                            4.5             $6.50
6/7/1999                                            0.3             $6.50
6/8/1999                                            2.2             $6.63
6/9/1999                                            0.2             $6.69
6/10/1999                                           4.6             $6.88
6/11/1999                                           2.7             $6.88
6/14/1999                                          #N/A             $6.88
6/15/1999                                           7.9             $6.56
6/16/1999                                           0.6             $6.50
6/17/1999                                           7               $6.50
6/18/1999                                           0.1             $6.38
6/21/1999                                          13.5             $5.75
6/22/1999                                           2               $5.63
6/23/1999                                          10               $5.56
6/24/1999                                           1.3             $5.63
6/25/1999                                           4.2             $6.13
6/28/1999                                           2.2             $5.94
6/29/1999                                           9               $6.00
6/30/1999                                           0.2             $6.00
7/1/1999                                            6               $5.75
7/2/1999                                           #N/A             $5.88
7/6/1999                                           #N/A             $5.81
7/7/1999                                           13.2             $5.88
7/8/1999                                           #N/A             $5.81
7/9/1999                                           18.7             $6.38
7/12/1999                                          #N/A             $6.25
7/13/1999                                          14.8             $6.63
7/14/1999                                           1.5             $6.50
7/15/1999                                           2.7             $6.50
7/16/1999                                           1               $6.50
7/19/1999                                           6.7             $7.00
7/20/1999                                           1.6             $6.75
7/21/1999                                          #N/A             $6.63
7/22/1999                                          #N/A             $6.63
7/23/1999                                           1               $6.50
7/26/1999                                          #N/A             $6.50
7/27/1999                                           0.7             $6.38
7/28/1999                                           0.1             $6.38
7/29/1999                                          #N/A             $6.31
7/30/1999                                           1.7             $6.25
8/2/1999                                            1               $6.25
8/3/1999                                           #N/A             $6.38
8/4/1999                                            2.2             $6.25
8/5/1999                                            0.4             $6.38
8/6/1999                                            1.4             $6.13
8/9/1999                                           #N/A             $6.13
8/10/1999                                          #N/A             $6.19
8/11/1999                                           0.1             $6.06
8/12/1999                                          #N/A             $6.19
8/13/1999                                          #N/A             $6.19
8/16/1999                                           1.2             $6.00
8/17/1999                                           0.2             $6.00
8/18/1999                                           3               $6.00
8/19/1999                                           4.6             $6.00
8/20/1999                                           2.3             $5.94
8/23/1999                                          11.5             $6.00
8/24/1999                                          #N/A             $6.00
8/25/1999                                          #N/A             $6.00
8/26/1999                                           0.3             $6.13
8/27/1999                                          #N/A             $6.13
8/30/1999                                           1.7             $5.88
8/31/1999                                           1               $6.00
9/1/1999                                           #N/A             $6.06
9/2/1999                                            1.3             $6.06
9/3/1999                                            3.2             $6.00
9/7/1999                                           #N/A             $6.06
9/8/1999                                           #N/A             $6.06
9/9/1999                                            3               $6.00
9/10/1999                                          #N/A             $5.94
9/13/1999                                          #N/A             $5.94
9/14/1999                                          #N/A             $5.94
9/15/1999                                          #N/A             $5.94
9/16/1999                                           3               $6.00
9/17/1999                                          #N/A             $5.94
9/20/1999                                           0.4             $5.94
9/21/1999                                           0.3             $5.94
9/22/1999                                          #N/A             $5.94
9/23/1999                                           0.4             $5.88
9/24/1999                                           2.2             $5.88
9/27/1999                                           2.5             $5.88
9/28/1999                                           7               $5.75
9/29/1999                                           3.7             $5.63
9/30/1999                                           1.7             $5.56
10/1/1999                                           4.5             $5.50
10/4/1999                                           1.3             $5.56
10/5/1999                                           5.1             $5.50
10/6/1999                                           8               $5.25
10/7/1999                                           8.9             $5.13
10/8/1999                                           8.6             $5.31
10/11/1999                                          0.8             $5.25
10/12/1999                                          7.7             $5.00
10/13/1999                                         19               $4.50
10/14/1999                                          8.6             $4.50
10/15/1999                                          5.5             $4.75
10/18/1999                                         14               $4.50
10/19/1999                                          5               $4.69
10/20/1999                                          9.8             $4.63
10/21/1999                                         29.2             $4.69
10/22/1999                                          0.2             $4.75
10/25/1999                                         12.5             $4.75
10/26/1999                                        122.7             $5.00
10/27/1999                                          1.2             $5.25
10/28/1999                                          5.7             $6.25
10/29/1999                                         13.5             $5.75
11/1/1999                                          10.1             $5.25
11/2/1999                                           3.8             $5.13
11/3/1999                                           0.8             $5.25
11/4/1999                                          18.1             $5.88
11/5/1999                                           0.5             $5.88
11/8/1999                                          28.7             $5.88
11/9/1999                                          #N/A             $5.75
11/10/1999                                          1.7             $5.63
11/11/1999                                         23.7             $5.75
11/12/1999                                          1.1             $5.63
11/15/1999                                          4.6             $5.63
11/16/1999                                          4.2             $5.63
11/17/1999                                         25.2             $5.50
11/18/1999                                         33.8             $5.63
11/19/1999                                          1.5             $5.75
11/22/1999                                         #N/A             $5.75
11/23/1999                                         #N/A             $5.75
11/24/1999                                         #N/A             $5.75
11/26/1999                                         #N/A             $5.69
11/29/1999                                          3.8             $6.00
11/30/1999                                          0.6             $5.88
12/1/1999                                          #N/A             $5.75
12/2/1999                                           1.8             $5.63
12/3/1999                                           0.2             $5.63
12/6/1999                                          25.8             $5.38
12/7/1999                                           7               $5.38
12/8/1999                                           8.5             $5.25
12/9/1999                                           3               $5.38
12/10/1999                                          0.1             $5.25
12/13/1999                                          3.5             $5.50
12/14/1999                                          1               $5.75
12/15/1999                                         10.3             $5.75
12/16/1999                                          0.1             $5.75
12/17/1999                                          0.1             $5.63
12/20/1999                                          5               $5.25
12/21/1999                                         39.4             $5.38
12/22/1999                                          4.4             $5.50
12/23/1999                                          5.4             $5.38
12/27/1999                                         18.2             $5.38
12/28/1999                                         19               $5.00
12/29/1999                                         42.6             $5.06
12/30/1999                                         91.4             $5.50
12/31/1999                                         11.6             $6.13
1/3/2000                                            8.8             $6.50
1/4/2000                                            4.6             $6.31
1/5/2000                                           16.4             $6.50
1/6/2000                                           #N/A             $6.38
1/7/2000                                            1.7             $6.25
1/10/2000                                          #N/A             $6.25
1/11/2000                                           4.8             $6.50
1/12/2000                                           2.1             $6.50
1/13/2000                                          12.4             $7.13
1/14/2000                                          27.2             $7.50
1/18/2000                                           7.5             $7.63
1/19/2000                                          17.8             $8.00
1/20/2000                                           8.5             $7.88
1/21/2000                                           3.1             $7.75
1/24/2000                                           0.3             $7.75
1/25/2000                                          #N/A             $7.81


    JPMorgan
THE BEACON GROUP                                                              11

ONIX Systems - Historical trading statistics
--------------------------------------------------------------------------------

[The following information was depicted as a bar chart in the printed material.]

Since IPO

                                                                    Volume
                                                                   (shares
                      Cumulative     Trading volume as % total         MM)
                      ----------     -------------------------     -------

$4.00-$6.50              21.7%                 21.7%                  2.1

$6.50-$9.00              48.9%                 27.2%                  2.6

$9.00-$11.50             50.2%                  1.3%                  0.1

$11.50-$14.00            54.3%                  4.1%                  0.4

$14.00-$16.50           100.0%                 45.7%                  4.4

                                                                   -------
                                                                      9.7

[The following information was depicted as a bar chart in the printed material.]

Last twelve months

                                                                    Volume
                                                                   (shares
                      Cumulative     Trading volume as % total         MM)
                      ----------     -------------------------     -------

$4.50-$5.25              27.6%                 27.6%                  0.4

$5.25-$6.00              64.8%                 37.2%                  0.5

$6.00-$6.75              85.8%                 21.0%                  0.3

$6.75-$7.50              95.6%                  9.8%                  0.1

$7.50-$8.25             100.0%                  4.4%                  0.1

                                                                   -------
                                                                      1.5


    JPMorgan
THE BEACON GROUP                                                              12

ONIX Systems - Shareholder profile(1)
--------------------------------------------------------------------------------

IPO: 3/25/98

                                                       Shares held (000)
                                             -----------------------------------
                                                                  %
Shareholder                                   9/30/99   outstanding      6/30/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thermo Instrument(2)                         11,524.9         76.7%
Octopus(2)                                      294.3          2.0%
Directors and executives(3)                     315.5          2.1%
--------------------------------------------------------------------------------
  Total insiders                             12,134.6         80.8%

Wanger Asset Management, L.P.                   266.1          1.8%        266.1
Pecks Management Ptnr.                          210.5          1.4%
Brundage, Story and Rose, LLC                   121.4          0.8%
Wellington Management Co., LLP                  118.5          0.8%
Loeb Arbitrage Mgmt. Inc.                        79.7          0.5%
Barclays Bank PLC                                54.8          0.4%
Aberdeen Asset Management PLC                    23.3          0.2%
Mellon Private Asset Mgmt.                       21.8          0.1%        408.0
Vanguard Group                                    3.0          0.0%
Charles Schwab Investment Mgmt.                   2.5          0.0%
                                             -----------------------------------
  Top 10 institutions                           901.7          6.0%
Other institutional holders                      86.6          0.6%
                                             ----------------------
  Total institutional holdings                  988.2          6.6%
General public                                1,893.7         12.6%
                                             ======================
  Total shares outstanding(4)                15,016.5        100.0%     16,265.3

--------------------------------------------------------------------------------
Current price (1/25/00)                         $7.81
Average price(5)                                 6.34                      13.93
Minimum price(5)                                 5.13                      12.38
Maximum price(5)                                 8.75                      15.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Source: CDA Spectrum
(2) From November budget
(3) From 5/27/99 Proxy; including options
(4) Includes options
(5) 12 months ending 9/30 and 6/30


    JPMorgan
THE BEACON GROUP                                                              13

ONIX - 92700
--------------------------------------------------------------------------------
$ millions

-----------------------------------------------------------------------------------------------
Valuation Summary
-----------------------------------------------------------------------------------------------

                                      Value Range           Per Share           Implied Premium
                                     Low      High        Low       High         Low       High
                                     ---      ----        ---       ----         ---       ----
        DCF                           $69      $81       $7.38      $8.18        -2%         9%
                                                          7.1x       8.2x
        Trading                        85      100       $8.47      $9.51        13%        27%
(1999)  '00 Imp. Sales Multiple      0.6x     0.7x        0.6x       0.7x
        '00 Imp. EBITDA Multiple     6.0x     7.1x        8.7x      10.2x

        Transaction                    75      100       $7.77      $9.51         4%        27%
        '00 Imp. Sales Multiple      0.5x     0.7x        0.5x       0.7x
        '00 Imp. EBITDA Multiple     5.3x     7.1x        7.7x      10.2x

        Overall FV                     80       95       $8.12      $9.17         8%        22%
        '00 Imp. Sales Multiple      0.6x     0.7x        0.6x       0.7x
        '00 Imp. EBITDA Multiple     5.7x     6.7x        8.2x       9.7x

        Less: Net Debt                (37)     (37)
        ------------------------     ----     ----       -----      -----
        Overall EV                   $117     $132       $8.12      $9.17
        Less: Tax Leakage               0        0       $0.00      $0.00
        ------------------------     ----     ----       -----      -----
        Net Value - Overall          $117     $132       $8.12      $9.17
        Net Value -TMO                $84      $95

-----------------------------------------------------------------------------------------------

---------------------------------------------------
Market Information
---------------------------------------------------

                              Total         Octopus
                              -----         -------
     Stock Price               $7.50          $7.50
     # of Shares                  14             10
     Options                       1
     Strike                   $11.24
     FD shares                    14

     Equity Value                108             78

     Net Debt                    (37)
     -------------------      ------
     Firm Value                   71

---------------------------------------------------

---------------------------------------------------
Tax Basis
---------------------------------------------------

     Divest (1= yes, 0= no)                       0
     Tax Basis                                  100
     Tax Rate on Gains                          40%

---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Trading Comparables
-----------------------------------------------------------------------------------------------------------------------
                                               Equity Value                    Firm Value
                                              -------------   -------------------------------------------
Share prices as of:  1/25/00  Equity   Firm      Net Income            1999                   2000            Long Term
                              Value   Value   1999E   2000E   Sales  EBITDA   EBIT   Sales  EBITDA   EBIT   Growth Rate
                              -----   -----   -----   -----   -----  ------   ----   -----  ------   ----   -----------
Milltronics Ltd(1)             $124    $118   23.0x   17.5x    1.4x   13.8x   22.1x     NA     NA      NA        NA
Roxbury Group PLC              $212    $232   10.6x    9.1x    1.2x    7.4x    9.2x   1.1x   5.8x    6.9x        NA
Moore Products Co(2)           $126    $124   28.6x      NA    0.7x   13.0x   24.2x     NA     NA      NA        NA
  Median                                      23.0x   13.3x    1.2x   13.0x   22.1x   1.1x   5.8x    6.9x      #NUM!
Company Financials                                3       6    $139      10      $6    139     14       9
Implied Valuation - FV                           69      73     173     128     124    147     82      65

Market Valuation               $108     $71   23.6x   12.9x    0.5x    7.3x   12.7x   0.5x   5.0x    7.5x

-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Transaction Comparables
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           LTM
                                                                      Consideration       Equity              Firm Value
                                                                    -----------------   ----------    ---------------------------
                                                                    Equity       Firm   Net Income    Sales     EBITDA      EBIT
                                                                    ------       ----   ----------    -----     ------      ----
Jan-00   Milltronics / Siemens                                        $233       $232      51.3x       2.7x      27.2x      43.4x
Jan-00   Moore Products / Siemens                                     $170       $167      77.1x       1.0x      17.6x      32.6x
Dec-99   Mobrey / Roxboro                                              $36        $36         NM       0.7x         NM         NM
Dec-99   Drexelbrook Engineering Co. / AMETEK                          $25        $25         NM       0.8x         NM         NM
Jun-99   TSI Inc. / Investor Group                                    $179       $188      19.3x       2.0x      10.7x      13.2x
Jun-99   Environmental Systems Corp / TSI Inc                          $25        $25      13.2x       1.1x         NM       7.9x
Dec-98   Inframetrics / FLIR Systems                                   $49        $70      93.6x       1.3x      19.2x      26.0x
Jul-98   Unit Instruments Inc. / United States Filter Corp.            $49        $41         NM       0.8x      18.2x         NM
May-98   Data Measurement / Metrika Systems                            $29        $29         NM       0.8x         NM         NM
Apr-98   Granville-Phillips Co. / Helix Technology Corp.               $47        $42      19.4x       1.6x      13.6x      17.4x
Mar-98   Phase Shift Technology Inc. / ADE Corp.                       $32        $28      13.9x       2.3x         NA       7.6x
Oct-97   Computational Systems Inc. / Emerson Electric Co.            $159       $160      38.6x       2.6x      17.5x      25.7x
Jul-97   Gems Sensors / Danaher Corp.                                  $85        $88      16.9x       1.1x         NA      14.3x
Oct-97   BIE Technologies Inc. / Shareholders                          $91       $119      30.2x       1.2x       9.6x      18.5x
Jun-97   Numar Corp. / Halliburton Co.                                $333       $342     505.9x      15.3x      65.2x     472.5x
May-97   Petrotech Inc, / Roper Industries                             $13        $22         NM       0.7x         NM         NM
Apr-97   John Chatillon & Sons, Lloyd / AMETEK Inc.                    $34        $34         NM         NM         NM         NM
Jan-97   Measurex Corp./Honeywell Inc.                                $566       $553      15.3x       1.3x       7.8x      10.1x
Feb-96   Span Instruments / Tylan General Inc.                         $16        $37         NM       0.8x     140.1x         NM
Feb-96   Semiconductor Systems Inc. / FSI International                $21        $25      11.0x       0.8x       7.2x         NM
Jan-96   Met One Inc. / Pacific Scientific Co.                         $23        $26      24.4x       1.7x      13.0x      13.9x
           Median                                                                          21.9x       1.1x      17.5x      17.4x
         Company Financials                                                                    3        139         10          6
         Implied Valuation - FV                                                               66        159        172         98

---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Financial Information
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                   CAGR
                                      1998        1999       2000       2001       2002       2003       2004      00-04
                                     -----        -----      -----      -----      -----      -----     -----      -----
Sales                                 $154        $139       $139       $143       $147       $152       $156         3%
  % growth                             26%        (10%)        0%         3%         3%         3%         3%
EBITDA                                  17          10         14         14         15         15         16         3%
  % margin                             11%          7%        10%        10%        10%        10%        10%
EBIT                                   $13          $6         $9        $10        $10        $11        $11         4%
  % margin                            8.2%        4.0%       6.8%       6.9%       7.0%       7.1%       7.2%
Non-tax ded amortization                 2           2          2          2          2          2          2
Taxes                                    5           3          4          4          4          4          5
-----------------------------        -----        -----      -----      -----      -----      -----     -----
EBIAT                                   $9          $5         $7         $8         $8         $8         $9         4%
Plus: depreciation                       3           2          3          3          3          3          2
Less: CapEx                              1           4          2          2          2          2          2
  % of sales                            1%          3%         2%         2%         2%         2%         2%
Deferred taxes                           1           0          0          0          0          0          0
Other cash flows for valuation           0           0          0          0          0          0          0
(Increase) in NWI                       (7)          3          2         (1)        (1)        (1)        (1)
-----------------------------        -----        -----      -----      -----      -----      -----     -----
Free cash flows                         $4          $6        $10         $7         $7         $7         $7        -8%

-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------
DCF Valuation (firm value)
-------------------------------------------

Sales g        1.00%       1.50%      2.00%
-------------------------------------------
WACC
               ----------------------------
   11.0%         $76         $78        $81
   11.5%         $72         $75        $77
   12.0%         $69         $71        $73
-------------------------------------------

----------------------------------------
DCF Valuation (per share)
----------------------------------------

Sales g      1.00%      1.50%      2.00%
----------------------------------------
WACC
             ---------------------------
  11.0%      $7.82      $7.99      $8.18
  11.5%      $7.59      $7.74      $7.90
  12.0%      $7.38      $7.51      $7.66
----------------------------------------

(1) closing price as of 1/14/00
(2) closing price as of 1/7/00

                                                                            14